================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 19, 2001, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2001-1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           DELAWARE                333-63752               13-3439681
 ---------------------------      --------------    -------------------------
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                  File Number)      Identification Number)

390 Greenwich Street
New York, New York                                     10013
--------------------------------------------          ------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.            Description
-----------        -----------            -----------

1                  5.1, 8.1, 23.1        Opinion and Consent of
                                         Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 9, 2001


                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.


                                       By:  /s/ Matthew R. Bollo
                                          -----------------------------------
                                       Name:  Matthew R. Bollo
                                       Title: Assistant Vice President

                                  EXHIBIT INDEX


                   Item 601(a) of
Exhibit            Regulation S-K
Number             Exhibit No.                    Description
------             -----------                    -----------

1                  5.1, 8.1, 23.1                Opinion and Consent of Counsel